STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

NORTHERN FUNDS

MONEY MARKET FUNDS

SUPPLEMENT DATED OCTOBER 14, 2016 TO

SAI DATED JULY 31, 2016, AS SUPPLEMENTED

The California Municipal Money Market Fund was liquidated and terminated on October 7, 2016. All disclosure information relating to the California Municipal Money Market Fund in the SAI is hereby deleted in its entirety.

Effective October 14, 2016, all disclosure information relating to the Money Market Fund and Municipal Money Market Fund in the SAI is hereby deleted in its entirety. The Money Market Fund and Municipal Money Market Fund are described in a separate Statement of Additional Information.

Please retain this Supplement with your SAI for future reference.